UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 26, 2004

WAVE SYSTEMS CORP. (Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-24752 (Commission File Number)	13-3477246 (IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts (Address of Principal Executive Offices)		01238 (ZIP Code)

Registrant's telephone number, including area code (413) 243-1600

Item 2.02.       Results of Operational Condition.

      On October 26, 2004, Wave Systems Corp. announced results for its third quarter ended September 30, 2004 and highlighted recent corporate developments. This announcement was made via a conference call, webcast and press release entitled “Wave Systems Reports Increase in Q3 Contract Activity; Signed $340,000 in Contracts in Period.”

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits.

                     (c) Exhibits.

                     Exhibit 99.1       Press release, dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

By:	/s/ Steven Sprague Steven Sprague Chief Executive Officer

Dated: October 29, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release, dated October 26, 2004.